Sub-Item 77Q1(e)

            Copies of any new or amended Registrant investment advisory contracts:

Amended Schedule A to the Advisory Agreement, amended as of February 25, 2010.
      Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 3, 2010
            (Accession Number 0001145443-10-000523).

Amended Schedule A to the Advisory Agreement, amended as of May 20, 2010.
      Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 20, 2010
            (Accession Number 0001145443-10-001110).

            Amended Schedule A to the Advisory Agreement, amended as of June 10, 2010.
      Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on June 16, 2010
            (Accession Number 0001145443-10-001314).

            Investment Sub-Advisory Agreement with TAMRO Capital Partners, LLC for the JPMorgan Access Funds, dated March 29, 2010. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and
            Exchange Commission on June 29, 2010 (Accession Number
            0001145443-10-001367).

               Investment Sub-Advisory Agreement with Osterweis Capital Management LLC for the JPMorgan Access Funds, dated March 31, 2010. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and
            Exchange Commission on June 29, 2010 (Accession Number
            0001145443-10-001367).

Investment Sub-Advisory Agreement with Capital Guardian Trust Company for the JPMorgan Access Funds, dated May 1, 2010. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and
            Exchange Commission on June 29, 2010 (Accession Number
            0001145443-10-001367).